SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 3 )

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Transax International Limited
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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
____________________

TO BE HELD ON NOVEMBER 20 , 2012

We will hold a special meeting of the shareholders of Transax International Limited at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida  33441 on November 20 , 2012 at 2 p.m. local time.  At the special meeting you will be asked to vote on:

•	articles of amendment to our articles of incorporation changing our corporate name to “Big Tree Group, Inc.”;

•	a 1:700 reverse stock split of our outstanding common stock;

•	articles of amendment to our articles of incorporation to permit action by our shareholders by majority written consent; and

•	any other business as my properly come before the meeting.

The board of directors has fixed the close of business on October 22 , 2012 as the record date for determining the shareholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

All shareholders are invited to attend the special meeting in person.  Your vote is important regardless of the number of shares you own.  Even if you plan to attend the special meeting, to ensure that you vote is counted please vote your shares by proxy following the instructions provided on the proxy which accompanies this proxy statement.

By Order of the Board of Directors

Shantou, Guangdong, China October 29 , 2012	/s/ Wei Lin Wei Lin, Chief Executive Officer

TRANSAX INTERNATIONAL LIMITED

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

i

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This proxy statement includes forward-looking statements that relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe, “expect," “anticipate," “estimate," “intend," “plan," “targets," “likely," “aim," “will," “would," “could," and similar expressions or phrases identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and future events and financial trends that we believe may affect our financial condition, results of operation, business strategy and financial needs. Forward-looking statements include, but are not limited to, statements about:

•	Factors affecting consumer preferences and customer acceptance of new products.
•	Competition in the toy industry.
•	Loss of one or more key customers.
•	Dependence on third-party contract manufacturers.
•	Dependence on certain key personnel.
•	Inability to manage our business expansion.
•	Infringement by third parties on our intellectual property rights.
•	Our inadvertent infringement of third-party intellectual property rights.
•	PRC government fiscal policy that affect real estate development and consumer demand.
•	Availability of skilled and unskilled labor and increasing labor costs.
•	Lack of insurance coverage and the impact of any loss resulting from product liability or third party liability claims or casualty losses.
•	Violation of Foreign Corrupt Practices Act or China anti-corruption laws.
•	Economic, legal restrictions and business conditions in China.
•	Dilution attributable to our convertible preferred stock.
•	Impact of proposed reverse stock split of our outstanding common stock.
•	Limited public market for our common stock.
•	Potential conflicts of interest between our controlling shareholders and our shareholders.

You should read thoroughly this proxy statement and the documents that we refer to herein with the understanding that our actual future results may be materially different from and/or worse than what we expect. We qualify all of our forward-looking statements by these cautionary statements including those made in “Risk Factors" in our Current Report on Form 8-K /A as filed with the SEC on March 6, 2012 which is attached as Appendix A to this proxy statement.   Moreover, we operate in an evolving environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this proxy statement, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

ii

Shareholders Should Read the Entire Proxy Statement
Carefully Prior to Returning Their Proxies

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS

General Information

The accompanying proxy is solicited by the board of directors of Transax International Limited for use at the special meeting of shareholders to be held on November 20 , 2012, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The date of this proxy statement is October 29 , 2012, the approximate date on which this proxy statement and the enclosed proxy were first sent or made available to our shareholders.

This proxy statement and the accompanying proxy card are being mailed to owners of our common shares and Series C convertible preferred stock in connection with the solicitation of proxies by the board of directors for the special meeting. This proxy procedure is necessary to permit all shareholders entitled to notice of and to vote at the special meeting, many of whom live throughout the United States and overseas and are unable to attend the special meeting in person, to vote. We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

Voting Securities.  Only our shareholders of record as of the close of business on October 22 , 2012, the record date for the special meeting, that own shares of our securities which have voting rights will be entitled to vote at the meeting and any adjournment thereof.  Our voting securities include our common stock and our Series C convertible preferred stock.  As of that date, there were 96,078,960 shares of our common stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding, all of which are entitled to vote together as a single class with respect to all matters to be acted upon at the special meeting.  Each holder of record of our common stock as of that date is entitled to one vote for each share held, and the holder of our Series C convertible preferred stock is entitled to the number of votes equal to the number of shares of our common stock into which the Series C convertible preferred stock is convertible. In accordance with our by-laws, the presence of at least 33 ⅓% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold the special meeting and conduct business.  Presence may be in person or by proxy.  You will be considered part of the quorum if you voted on by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the special meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  The proposals which will be voted upon at our special meeting are considered non-routine matters.

Voting of Proxies.  All valid proxies received prior to the meeting will be exercised.  All shares represented by a proxy will be voted, and where a proxy specifies a shareholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted by the individual named on the proxy card as recommended by the board of directors.  A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is exercised, by delivering to our Corporate Secretary a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. A shareholder wanting to vote in person at the special meeting and holding shares of our common stock in street name must obtain a proxy card from his or her broker and bring that proxy card to the special meeting, together with a copy of a brokerage statement reflecting such share ownership as of the record date.

Approval of the Proposal.  The approval of Proposals 1, 2 and 3 will each require the affirmative vote of a majority of the votes cast.

Board of Directors Recommendations.  The board of directors recommends a vote FOR Proposals 1, 2 and 3.

Attendance at the Meeting.  You are invited to attend the special meeting only if you were a Transax shareholder or joint holder as of the close of business on October 22 , 2012, the record date, or if you hold a valid proxy for the special meeting. In addition, if you are a shareholder of record (owning shares in your own name), your name will be verified against the list of registered shareholders on the record date prior to your being admitted to the special meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 2 p.m. local time. Check-in will begin at 1:30 p.m. local time.

Communication with our Board of Directors.  You may contact any of our directors by writing to them c/o Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director.  We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Transax.  Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Board at the address above. Our directors may at any time review a log of all correspondence received by our company that is addressed to the independent members of the board and request copies of any such correspondence.

Proxy solicitation.  The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing this proxy statement to our record and beneficial owners and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. We have not retained a proxy solicitor in conjunction with the special meeting. In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.

Who can help answer your questions?  If you have additional questions after reading this proxy statement, you may seek answers to your questions by writing, calling or emailing:

Mr. Dore Scott Perler
431 Fairway Drive, Suite 251
Deerfield Beach, FL  33441
(954) 363-7333

PRINCIPAL SHAREHOLDERS

At October 22, 2012, we had 96,078,960 shares of our common stock, 3,362,759 shares of our Series B convertible preferred stock and 6,500,000 shares of our Series C convertible preferred stock issued and outstanding.  Our common stock and our Series C convertible preferred stock represent our classes of voting securities.  Each share of common stock entitles the holder to one vote and each share of Series C convertible preferred stock entitles the holder to a number of votes equal to the number of shares of our common into which such shares are convertible.  The shares of common stock and Series C convertible preferred stock vote together as a single class.  Shares of our Series B convertible preferred stock have no voting rights.  Both the Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock discussed in Proposal 2.  The following table sets forth information regarding the beneficial ownership of our voting securities by:

•	each person known by us to be the beneficial owner of more than 5% of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers and directors as a group; and
•	on a proforma basis assuming the approval of Proposal 2 and the completion of a 1:700 reverse stock split of our outstanding common stock.

Unless otherwise indicated, the business address of each person listed is South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023.

The amounts included in the table under “Pre-Reverse Stock Split” give no effect to the issuance of any shares of our common stock upon the automatic conversion of outstanding shares of our Series B convertible preferred stock or Series C convertible preferred stock pursuant to the designations, rights and preferences of those classes of securities.  The amounts included in the table under “Post-Reverse Stock Split” assumes (i) the completion of the reverse stock split described in Proposal 2, (ii) the issuance of 3,362,759 shares of post-reverse stock split common stock upon the automatic conversion of our Series B convertible preferred stock pursuant to its terms, and (iii) the issuance of 6,500,000 shares of our common stock upon the automatic conversion of our Series C convertible preferred stock pursuant to its terms.

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock or Series C convertible preferred stock, as the case may be, outstanding on that date and all shares of any class of our voting securities issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date.  Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our securities owned by them, except to the extent that power may be shared with a spouse.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership
	Pre-Reverse Stock Split				Post-Reverse Stock Split 1
	Common Stock		Series C Preferred Stock		Common Stock
	No. of Shares	% of Class	No. of Shares	% of Class	No. of Shares	% of Class
Wei Lin 2	0	-	6,500,000	100%	6,500,000	65.0%
Chaojun Lin	0	-	0	-	0	-
Chaoqun Xian	0	-	0	-	0	-
Jiale Cai	0	-	0	-	0	-
All officers and directors as a group (four persons)2	0	-	6,500,000	100%	6,500,000	65.0%
Stephen Walters 3	43,528,076	45.3%	0	-	326,358	3. 3%
Carlingford Investments Limited 4	40,593,257	42.2%	0	-	204,155	2.0%
CD International Enterprises , Inc. 5	0	-	0	-	3,062,753	30. 6%
Lins (HK) Int’l Trading Limited 6	0		6,500,000	100%	6,500,000	65.0%

1           If Proposal 2 is approved at the meeting, the number of our issued and outstanding shares of common stock will be reduced from 96,078,960 shares to approximately 137,256 shares, subject to rounding.  The post-reverse split column assumes the automatic conversion of the Series B convertible preferred stock into 3,362,759 shares of common stock and the automatic conversion of the Series C convertible preferred stock into 6,500,000 shares of common stock, both as described above, thereby increasing the number of issued and outstanding common shares to 10,000,015 shares.

2           Mr. Lin is the chief executive officer of our company and a member of the board of directors. The number of shares of our Series C convertible preferred stock beneficially owned by Mr. Lin in the pre-reverse stock split column includes 6,500,000 shares owned by Lins (HK) Int’l Trading Limited, a company over which Mr. Lin exercises voting and dispositive control, but excludes 6,240,000 shares of our common stock underlying the Series C convertible preferred stock issuable upon exercise of options issued by Lins (HK) Int’l Trading Limited to Mr. Lin at an exercise price of $0.00001 per share. The options were granted to Mr. Lin by Lins (HK) Int’l Trading Limited pursuant to an option agreement described later in this section. The number of shares beneficially owned by Mr. Lin in the post-reverse split column assumes the conversion of the Series C convertible preferred stock into 6,500,000 shares of our common stock, but excludes 6,240,000 shares of common stock subject to the option agreement.  Shares issuable to Mr. Lin under the option agreement were excluded from these computations of beneficial ownership as such shares are included in the shares owned by Lins (HK) Int’l Trading Limited and are already attributable to Mr. Lin.

3           The number of shares of our common stock beneficially owned by Mr. Walters in the pre-reverse stock split column includes:

•	2,934,819 shares owned of record by Mr. Walters, and
•
40,593,257 shares owned of record by Carlingford Investments Limited over which Mr. Walters has sole voting and dispositive control, but excludes 118,010 shares of our Series B convertible preferred stock owned of record by Mr. Walters and 146,165 shares of our Series B convertible preferred stock owned of record by Carlingford Investments Limited.

The number of shares of our common stock beneficially owned by Mr. Walters in the post-reverse stock split column includes:

•
122,203 shares owned of record by Mr. Walters, which includes 4,193 common shares currently owned adjusted for the reverse stock split and 118,010 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock, and

•
204,155 shares owned of record by Carlingford Investments Limited, which includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.

Mr. Walters address is Bali View Block A4/7, Jl. Cirendeu Raya 40 Jakarta Selatan, 13419 Indonesia.

4           The number of shares of our common stock owned by Carlingford Investments Limited in the pre-reverse split column includes 40,593,257 shares owned of record and excludes 146,165 shares of our Series B convertible preferred stock it owns of record.  The number of shares of our common stock owned by Carlingford Investments Limited in the post-reverse split column includes 57,990 common shares currently owned adjusted for the reverse stock split and 146,165 shares which will be issued upon the automatic conversion of the Series B convertible preferred stock.  Carlingford Investments Limited’s address is 80 Raffles Place, #16-20 UOB Plaza II, Singapore 048624.

5           The number of shares of commons tock owned by CD International Enterprises, Inc. in the post-reverse split column includes:

•
2,216,020 shares owned of record by China Direct Investments, Inc., a subsidiary of CD International Enterprises , Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock, and

•
846,733 shares of our Series B convertible preferred stock owned of record by Capital One Resource Co., Ltd., a subsidiary of CD International Enterprises , Inc., issuable upon the automatic conversion of shares of our Series B convertible preferred stock.

James Wang Ph.D., has voting and dispositive control over securities held by CD International Enterprises, Inc. whose address is 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441.

6           The number of shares owned by Lins (HK) Int’l Trading Limited in the post-reverse stock split includes shares of our common stock issuable upon the automatic conversion of the Series C convertible preferred stock.  Mr. Wei Lin has voting and dispositive control over securities held by Lins (HK) Int’l Trading Limited. Shares owned by Lins (HK) Int’l Trading Limited are subject to the option agreement.

Option Agreement

Lins (HK) Int’l Trading Limited has entered into an option agreement with Mr. Wei Lin and his wife Ms. Guihong Zheng under which Mr. Lin and Ms. Zheng have a five year right to acquire up to 6,500,000 shares of our common stock from Lins (HK) Int’l Trading Limited upon the occurrence of the conditions described below.  We are not a party to this option agreement.  The shares of our common stock which are subject to this option agreement are shares which Lins (HK) Int’l Trading Limited will receive upon the automatic conversion of our Series C preferred stock.  Under the terms of the option agreement, Mr. Lin has an option to acquire an aggregate of 6,240,000 shares of our common stock and Ms. Zheng has an option to acquire 260,000 shares of our common stock upon the satisfaction of the following conditions:

Condition	Number of Shares which may be acquired
Entry by Transax in the Share Exchange Agreement on December 30, 2011 with Lins (HK) International Trading Limited and Big Tree International Company; this condition has been satisfied.	2,166,667
Transax achieving not less than $30,800,000 in gross revenues, as determined under U.S. generally accepted accounting principles (“GAAP”), for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,667
Transax achieving not less than $2,400,000 in pre-tax profits, as determined under US GAAP, for any consecutive 12 months during the period from January 1, 2012 through December 31, 2013.	2,166,666

REASONS FOR THE NAME CHANGE AND REVERSE STOCK SPLIT

Our company was incorporated in the State of Colorado in 1987 and prior to April 4, 2011, through our subsidiary, Medlink Conectividade em Saude Ltda, we were an international provider of information network solutions specifically designed for healthcare providers and health insurance companies.  On April 4, 2011, we sold 100% of our interest in this operating subsidiary, and from April 4, 2011 through December 30, 2011, we had no revenues and were seeking, through a merger or similar transaction, an operating business.

By way of background, in March 2011 Lins (HK) International Trading Limited (“BT Hong Kong”), was formed in Hong Kong and in April 2011, BT Hong Kong acquired 100% of the equity interest in Big Tree International Company, a Brunei company, ("BT Brunei").  Thereafter, in July 2011 BT Brunei acquired 100% of the equity interest in Shantou Big Tree Toys Co., Ltd. (“BT Shantou”) from its shareholders, Mr. Wei Lin and his wife, Ms. Guihong Zheng.  BT Shantou had been formed by Mr. Lin and Ms. Zheng in China in November 2003.  In October 2011, BT Shantou received its business license as a wholly foreign owned enterprise that recognizes BT Brunei as its sole shareholder.

On December 30, 2011, we entered into a share exchange agreement with BT Brunei and its shareholder BT Hong Kong. Under the share exchange agreement, we agreed to exchange 6,500,000 shares of our Series C convertible preferred stock in exchange for 100% of the issued and outstanding shares of BT Brunei from its sole shareholder BT Hong Kong.  Each share of Series C convertible preferred stock is automatically convertible, without any action of the holder, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of a 1:700 reverse stock split of our common stock.  The transaction was accounted for as a reverse merger and recapitalization of BT Brunei whereby BT Brunei is considered the acquirer for accounting purposes and the 6,500,000 shares of our Series C convertible preferred stock are accounted for as paid in capital of our company. As a result of the consummation of the share exchange, BT Brunei and BT Shantou are now our wholly-owned subsidiaries.  Following this transaction, our main business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products.  We conduct these operations through both BT Brunei and BT Shantou.  BT Brunei is focused on export sales and BT Shantou is transitioning its limited export customers to BT Brunei and concentrating its efforts on domestic sales.

As compensation for services under the December 30, 2011 consulting agreement we entered into with China Direct Investments, Inc. and its affiliate Capital One Resource Co., Ltd. (collectively, “China Direct”), we agreed to issue China Direct an aggregate of 2,542,743 shares of our Series B convertible preferred stock.  Each share of Series B convertible preferred stock is automatically convertible, without any action of the holder, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of a 1:700 reverse stock split of our common stock.  The services provided to us by China Direct included an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. The Series B convertible preferred stock will be accounted for as an expense of our company prior to the reverse merger and recapitalization with BT Brunei and the resulting effect in net equity was eliminated upon completion of the reverse merger and recapitalization with BT Brunei.  In addition, on December 30, 2011, we entered into debt exchange agreements with the holders of $848,878 in our outstanding debt whereby we agreed to exchange 820,016 shares of our Series B convertible preferred stock for this debt.

As disclosed in our Current Report on Form 8-K /A as filed with the Securities and Exchange Commission on March 6, 2012 (the “8-K”) which is provided as Appendix A to this proxy statement, in determining the structure of the share exchange agreement with BT Brunei and BT Hong Kong, and the exchange of debt for equity, we determined to seek approval for the reverse stock split so as to enable us to quickly consummate these transactions within our existing capital structure.  Based on our capitalization at the time we were negotiating to acquire BT Brunei, we only had approximately 3,921,040 shares, or 3.9%, of our total authorized and unissued common stock available for issuance, excluding shares underlying outstanding options. These shares were not sufficient to complete the acquisition of BT Brunei. In order to enable us to complete this acquisition on terms acceptable to BT Brunei and pay the fees payable to China Direct due under our consulting agreement with that firm, we agreed to pay the purchase price for the acquisition, as well as the fees payable to China Direct, through our issuance of convertible preferred stock which has automatic conversion features.

No shareholder approval was required to either close the share exchange agreement with BT Brunei and BT Hong Kong, designate and issue the shares of our Series C convertible preferred stock as consideration under that agreement nor to issue and designate the shares of our Series B convertible preferred stock as described above.  You are not being asked to vote on any of those matters at the special meeting.  As described above, both our Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock.  Colorado law requires that we obtain shareholder approval to amend our articles of incorporation to permit the reverse stock split which is action our board of directors has approved, as described below, to facilitate the conversion of the Series B convertible preferred stock and Series C convertible preferred stock into shares of our common stock.

We are under no obligation to amend our articles of incorporation to permit the conversion of either series of preferred stock and our failure to do so would not result in any adverse consequence to us.  If our board had not approved the actions described in Proposal 2 below, both the Series B convertible preferred stock and Series C convertible preferred stock would remain issued and outstanding shares of stock and those holders have no ability to cause our company to take any action so as to permit the conversions thereof.  Our board of directors has elected to amend our articles of incorporation for the reverse stock split at this time to not only permit the automatic conversion of our Series B convertible preferred stock and Series C convertible preferred stock but to also provide us with an increased number of unissued shares of common stock to better position ourselves to potentially raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives in the future.  Other than as set forth herein, however, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock.

Notwithstanding that no shareholder approval was required to consummate the share exchange agreement, because the proposed amendment of our articles of incorporation to effect the reverse stock results in the automatic conversion of the Series C convertible preferred stock issued in that transaction, we are providing you with certain information on the share exchange agreement with BT Brunei and BT Hong Kong as set forth below.

Transaction information:

Summary Term Sheet:	A summary of the material terms of the share exchange agreement is provided under Item 1.01 and Item 2.01 of the 8-K.

Contact information:
The contact information for our principal executive offices is:

South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road, Waisha Town
Longhu District, Shantou, Guangdong, China  515023
Telephone (86) 75483238888

Business conducted:
Our principal business focus is to function as a “one stop shop” for the sourcing, distribution and specialty manufacturing of toys and related products. For more information on our business, please see the discussion under Item 1.01 and Item 2.01 of the 8-K.

Regulatory approvals:	No regulatory approval was required for the closing of share exchange agreement.

Reports, opinions or appraisals:	No report, opinion or appraisal related to the share exchange agreement was requested or received from an outside party.

Background of the share exchange:
In February 2011 Mr. Lin and Ms. Zheng developed a plan to expand BT Shantou’s operations to include exporting toys and related products from China primarily to the U.S. and, a part of that plan, to gain access to U.S. capital markets to assist it in eventually raising capital to fund its expansion plans.  A key element of this plan was to enter into a transaction with a public shell company in the U.S. by which the public shell company would acquire BT Shantou’s operations in China in compliance with China laws.  Details regarding the restructuring operations undertaken to position BT Shantou to proceed with this plan are discussed in detail in Item 1.01 and 1.02 of the 8-K.

Previously, between February 2007 and August 2007 Mr. Lin had served as a key employee of a development stage subsidiary of CD International Enterprises , Inc. (“ CD International ”), the parent company of China Direct, which was to operate as an importer of toys into the U.S.   CD International acquired a majority ownership interest in this start-up company from Mr. Lin in February 2007.  This company, which has no affiliation with either BT Shantou, BT Brunei or BT Hong Kong, and was not a predecessor entity to any of those companies, never commenced operations.  This start-up company was sold to China America Holdings, Inc. in August 2007.  Thereafter, the business efforts of this development stage company were discontinued in 2008.

As described earlier in this section, in April 2011 we sold our operating subsidiary and became a shell company, with no business and operations.  After this transaction, our business plan was to seek a merger or business combination with an operating company.

Beginning in May 2011, at the instruction of Mr. Lin, Mr. Dore Scott Perler, a U.S. citizen who had previously assisted Mr. Lin and Ms. Zheng in the formation of BT Hong Kong and was its sole shareholder as trustee for Mr. Lin, began researching suitable U.S. public shell companies.  Mr. Perler had significant experience with U.S. public companies, having served as an executive officer and director of China America Holdings, Inc. from 1998 until 2009.  Mr. Lin and Mr. Perler had become personal friends during this time and remained in close contact after the operations of the unrelated company were discontinued in 2008.

During the course of his investigation, in June 2011 Mr. Perler contacted Dr. James Wang, CEO of CD International , to inquire if China Direct might know of a suitable U.S. public shell company which might be interested in engaging in a transactions with BT Brunei.  Mr. Perler and Dr. Wang were personal friends and China Direct had provided consulting services to China America Holdings, Inc. during Mr. Perler’s tenure as an executive officer and director.  Mr. Lin and Dr. Wang had also maintained a cordial business relationship following Mr. Lin’s prior involvement with CD International which ended in August 2007.

During the summer of 2011 Dr. Wang referred Mr. Perler to Mr. Adam Wasserman, who was both our Chief Financial Officer and a member of the Board of Directors of CD International .  Based upon casual discussions between Dr. Wang and Mr. Wasserman, Dr. Wang was aware that we had recently become a shell company and were seeking a merger or business combination with an operating company.  Informal discussions followed between Messrs. Perler and Wasserman.  Mr. Wasserman also introduced Mr. Perler to Mr. Steven Walters, then our Chief Executive Officer.

Thereafter, between late summer 2011 and November 2011 a number of informal discussions and negotiations occurred between Mr. Walters and Mr. Wasserman on our behalf, Mr. Lin and Mr. Perler on behalf of BT Brunei and representative of China Direct, including Dr. Wang and Ms. Jade Ye, its Account Executive.  These representatives of China Direct participated in the discussions on our behalf.  We had previously orally requested that China Direct assist us in an evaluation of several different business opportunities, including the acquisition of BT Brunei and BT Shantou. During this period Mr. Perler also conducted due diligence on our company on behalf of BT Brunei.  Upon the conclusion of the due diligence process, on November 20, 2011 we entered into a non-binding term sheet which provided the general terms of both the debt exchange agreements and the reverse merger.

Between November 20, 2011 and December 30, 2011, the parties finalized the terms of the debt exchange agreements and the reverse merger, exchanged drafts of the definitive agreements and negotiated the final terms of those agreements.  During this period we also negotiated a definitive agreement with China Direct to compensate it for its services to us related to the structuring of the debt exchange agreements and the reverse merger.  Thereafter, on December 30, 2011 the respective boards of directors of our company and BT Brunei approved the reverse merger, and our board of directors also approved the debt exchange agreements, the consulting agreement with China Direct and all transactions related to these events.  On December 30, 2011 definitive agreements were executed by all parties and the transactions closed.

Selected financial data, pro forma selected financial data and pro forma information:	As a smaller reporting company we are not required to provide this information.

Financial information:
The 8-K includes the audited financial statements of BT Shantou as of December 31, 2010 and 2009 and the unaudited consolidated financial statements of BT Shantou and BT Brunei as of September 30, 2011 and 2010 together with our unaudited pro forma balance sheet as of September 30, 2011 and unaudited pro forma statements of operations for the year ended December 31, 2010 and the nine months ended September 30, 2011 to give effect to the acquisition of BT Brunei and BT Shantou.  Please see Item 9.01 of the 8-K and Exhibits 99.1 and 99.2 thereto which includes the audit report.  Our Quarterly Report on Form 10-Q/A for the period ended June 30, 2012 which is included as Appendix B to this proxy statement provides updated financial information on our company.

Information about the parties
to the share exchange agreement:

Acquiring company:	Transax International Limited was the legal acquiring company in the share exchange agreement.

Acquired company:
BT Brunei was the acquiring company in the share exchange agreement and the transaction was accounted for as a reverse merger.  This means that while we are the surviving legal entity, BT Brunei is the accounting survivor.  Historical information regarding BT Brunei, its business and operation, its properties, legal proceedings in which it may have been involved, its historic financial statements and the management’s discussion and analysis of financial condition and results of operations related to those historic financial statements are included in the 8-K.  Please see Item 1.01, Item 1.02 and Item 9.01, as well as Exhibits 99.1 and 99.2.  Prior to the share exchange agreement, there were two stockholders of BT Brunei and the company had never paid a dividend on its common stock.  There was no public market for BT Brunei’s securities and it did not have any equity compensation or similar plans.  During BT Brunei’s two most recent fiscal years or any subsequent interim period prior to the closing of the share exchange agreement, no independent accountant who was previously engaged as the principal accountant to audit BT Brunei’s financial statements, or an independent accountant who was previously engaged to audit a significant subsidiary and on whom the principal accountant expressed reliance in its report, resigned or indicated it declined to stand for re-election after the completion of the current audit nor was such auditor dismissed.

PROPOSAL 1

ARTICLES OF AMENDMENT TO CHANGE OUR CORPORATE NAME

On January 18, 2012 our board of directors approved a name change of our company to “Big Tree Group, Inc.” and recommended that our shareholders approve this name change.  The board believes it is important to change our corporate name to reflect our new business and operations following the closing of the transactions described above. The name change does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the name change.

If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation with the Secretary of State of Colorado in which Article FIRST of our articles of incorporation will be deleted in its entirety and replaced with the following:

FIRST:                      The name of the corporation is Big Tree Group, Inc.

If Proposal 1 is approved at the special meeting, we anticipate that the name change will be effected as soon as possible following the meeting. However, the exact timing of the effective date of the name change will be determined by our board of directors, following processing by FINRA, based upon our board of directors’ evaluation as to when such action will be most advantageous to us and our shareholders. Our common stock is currently quoted on the Over-the-Counter Bulletin Board under the symbol TNSX.  The implementation of the name change, if approved at the special meeting, will require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes.  At that time we will also seek a voluntary change in our trading symbol.  We expect to receive FINRA’s clearance prior to the effective date of the name change. Our board of directors reserves the right to delay the effectiveness of the name change for up to 12 months following the date of approval of this Proposal 1 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with the name change if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

REVERSE STOCK SPLIT

On January 18, 2012 our board of directors also approved a 1:700 reverse stock split of our outstanding common stock and recommended that our shareholders approve this reverse stock split.  As described above, both our Series B convertible preferred stock and Series C convertible preferred stock are each automatically convertible, without any action of the holders, into shares of our common stock on a one for one basis following the date on which we either file articles of amendment to our articles of incorporation with the Secretary of State of Colorado increasing the number of our authorized shares of our common stock or upon completion of the 1:700 reverse stock split of our common stock.  Our board of directors believes that it is in our best interests to undertake the reverse stock split.

The reverse stock does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the reverse stock split.  If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation containing the following language:

On the Effective Date of these Articles of Amendment, this Corporation will effect a reverse stock split pursuant to which every seven hundred (700) issued and outstanding shares of the Corporation's previously authorized common stock, par value $0.00001 per share (the “Old Common Stock”) shall be reclassified and converted into one (1) validly issued, fully paid and non-assessable share of common stock, par value $0.00001 (the “New Common Stock”).  Each certificate representing shares of Old Common Stock shall thereafter represent the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate were reclassified and converted hereby.  No cash will be paid or distributed as a result of aforementioned reverse stock split of the Corporation’s common stock, and no fractional shares will be issued.  All fractional shares which would otherwise be required to be issued as a result of the reverse stock split will be rounded up to a whole share.

If Proposal 2 is approved at the special meeting, we anticipate that the reverse stock split will be effected as soon as possible following the meeting. However, the exact timing of the effective date of the reverse stock split will be determined by our board of directors, following processing by FINRA, based upon our board of directors’ evaluation as to when such action will be most advantageous to us and our shareholders.  As described earlier in this proxy statement, our common stock is currently quoted on the Over-the-Counter Bulletin Board and as with the name change the implementation of the reverse stock, if approved at the special meeting, will require processing by FINRA pursuant to Rule 10b-17 of the Securities Exchange Act of 1934 in order for it to be recognized for trading purposes.  We expect to receive FINRA’s clearance prior to the effective date of the reverse stock split. Our board of directors reserves the right to delay the effectiveness of the reverse stock split for up to 12 months following the date of approval of this Proposal 2 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with the reverse stock split if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

How the Reverse Stock Split will be Effected

On the effective date of the reverse stock split, each 700 shares of our issued and common stock will become one share of our common stock. In connection with the reverse stock split, the number of shares of our common stock reserved for issuance upon the exercise of outstanding options and the exercise price of those options will be proportionally adjusted on the effective date of the reverse stock split.

All of the outstanding shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert, without any action of the holders, into shares of our common stock on a one for one basis giving effect to the reverse stock split.

The reverse stock split will become effective simultaneously for all of our outstanding shares of common stock, and the exchange ratio will be the same for all of our issued and outstanding shares of common stock.  Subject to the provisions for elimination of fractional shares, the reverse stock split will affect all of our shareholders uniformly and will not disproportionately affect any shareholder's percentage ownership in our company or proportionate voting power.  No fractional shares of common stock will be issued to any shareholder in connection with the reverse stock split and all fractional shares which might otherwise be issuable to a shareholder as a result of the reverse stock split will be rounded up to the nearest whole share of post-reverse stock split common stock.

After the effective date of the reverse stock split, each certificate representing shares of pre-reverse stock split common stock will be deemed to represent 1/700th of a share of post-reverse split common stock, subject to rounding for fractional shares, and the records of our transfer agent, Transfer Online, Inc., shall be adjusted to give effect to the reverse stock split.  Following the effective date of the reverse stock split, the share certificates representing the pre-reverse stock split common stock will continue to be valid for the appropriate number of shares of post-reverse stock split common stock, adjusted for rounding. Certificates representing shares of the post-reverse stock split common stock will be issued in due course as certificates for pre-reverse stock split common shares are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing post-reverse stock split common shares that are issued in exchange for pre-reverse stock split shares representing restricted shares will contain the same restrictive legend as on the old certificates.  For purposes of determining the term of the restrictive period applicable to the post-reverse stock split shares, the time period during which a shareholder has held their existing pre-reverse stock split shares will be included in the total holding period.

Effect of the Reverse Split on the Number of Authorized Shares of Our Common Stock

The reverse stock split does not change number of our authorized shares of common stock, which will remain at 100,000,000 shares.  The shares of our Series B convertible preferred stock and Series C convertible preferred stock are not presently convertible.  All shares of our Series B convertible preferred stock and Series C convertible preferred stock will automatically convert into shares of our common stock at the effective time of the reverse stock split.  Inasmuch as we are not changing the number of authorized shares of common stock, the practical effect of the reverse stock split will be to provide us with 89,949,985 additional authorized but unissued shares of our post-reverse stock split common stock available for future issuance.  The following table presents information about our issued and outstanding common stock, shares reserved and shares available for future issuance, on a pre-reverse stock split and post-reverse stock split basis:

Description	Number of Common Shares
	Pre-Reverse Split	Post-Reverse Split *
Total authorized shares of common stock	100,000,000	100,000,000
Less: issued and outstanding shares	96,078,960	137,256
Less: shares reserved for issuance upon the exercise of outstanding options	50,000	50,000
Common shares issued upon automatic conversion of Series B convertible preferred stock	-	3,362,759
Common shares issued upon automatic conversion of Series C convertible preferred stock	-	6,500,000
Total issued outstanding shares of common stock plus shares reserved	96,128,960	10,050,015

Unreserved shares of common stock available for future issuance	3,871,040	89,949,985

*           estimated, subject to rounding.

In addition to permitting the automatic conversion of our Series B convertible preferred stock and Series C convertible preferred stock, our board of directors also believes that it is prudent and advisable for us to retain a sufficient number of authorized but unissued shares of common stock to better position ourselves with added flexibility to raise additional capital through a variety of possible financing transactions and/or consummate mergers, acquisitions, combinations and various other strategic alternatives, and in order to avoid delays that might otherwise arise if we were required to solicit shareholder approval for additional shares at the time of a proposed transaction.  Our authorized but unissued common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our shareholders unless, in any instance, such approval is expressly required by law.  The resulting increase in the number of authorized common shares as a result of the reverse stock split may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing shareholder’s proportionate ownership and voting rights in our company.  In addition, possible dilution caused by future issuances of common shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock continues, of which there is no assurance.

The additional common stock that will be available for issuance following the reverse stock split could have material anti-takeover consequences, including the ability of our board of directors to issue additional common shares without additional shareholder approval because unissued common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further shareholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because shareholders do not have preemptive rights under our articles of incorporation, the rights of existing shareholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the reverse stock split our board of directors was, in part, motivated by our desire to provide sufficient shares to permit conversion of the Series B convertible preferred stock and Series C convertible preferred stock, as well as other business and financial considerations, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, shareholders should nevertheless be aware that approval of Proposal 2 could facilitate our efforts to deter or prevent changes of control in the future.

Other than as set forth herein, there are currently no plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our shareholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of shareholders, or any aspect of our business will materially change as a result of the reverse stock split, except as impacted by the automatic conversions of the Series B convertible preferred sock and Series C convertible preferred stock.

Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizing certain federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this proxy statement was first mailed to shareholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).  The following discussion has not been prepared by tax counsel, but has been reviewed by management and is believed to be accurate as of the date of this proxy statement. Our views regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed herein.

The receipt of the common stock following the effective date of the reverse stock split, solely in exchange for the common stock held prior to the reverse stock split, will not generally result in the recognition of gain or loss to the shareholders.  The value of the additional share received by a shareholder in lieu of a fractional share, however, might result in a gain or loss based upon the difference between the value of the additional share and the basis in the surrendered fractional share.

The adjusted tax basis of a shareholder in the common stock received after the reverse stock split will be the same as the adjusted tax basis of the common stock held prior to the reverse stock split exchanged therefore (subject to the treatment of fractional shares), and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. No gain or loss will be recognized by us as a result of the reverse stock split.

THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS SUMMARY ASSUMES THAT OUR SHARES ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO OUR SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT MAY VARY AS TO EACH SHAREHOLDER DEPENDING ON THE STATE IN WHICH SUCH SHAREHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE STOCK SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE STOCK SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

ARTICLES OF AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO PERMIT ACTION BY MAJORITY WRITTEN CONSENT

On January 25, 2012 our board of directors also approved articles of amendment to our articles of incorporation which will permit our shareholders to take action by majority written consent and has recommended that our shareholders approve this amendment.  Historically, the Colorado Business Corporation Act did not permit shareholders to act by written consent in lieu of a meeting of shareholders other than unanimously. In 2005 the Colorado General Assembly revised this prohibition so that, if permitted by its articles of incorporation, a Colorado corporation’s shareholders could act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the corporation.  Our board believes the authorization for shareholder action by less than unanimous written consent is necessary to provide us with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with calling a special meeting of shareholders. Delays in calling a meeting and distributing meeting materials, including notice of a meeting, might deny us the flexibility that the board views as important in facilitating our operations, and will permit us to conserve company resources.  This amendment, however, would not relieve us of complying with Federal and state securities laws with respect to solicitation of votes.

This amendment to our articles of incorporation, if approved at the special meeting, will permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of our shareholders to act without a meeting through a written consent. Thus, the holders of our securities comprising a majority of the votes outstanding, acting by written consent and without prior notification to the other holders of our voting securities, could bind our company to any matter to the same extent to which a majority vote at a shareholder meeting could bind us. An adverse effect of this amendment would be to permit the holder or holders of a sufficient number of votes to approve proposals that require shareholder approval without prior notice to the minority shareholders.  Our management owns 65% of our outstanding voting securities.  If this proposal is approved, our management will be able to take action as the majority shareholder without the consent of the minority shareholders, subject to his fiduciary obligations to the company.

This amendment to our articles of incorporation does not require the approval of any Federal or state regulatory agency and our shareholders are not entitled to dissenter’s rights as a result of the amendment. If this proposal is approved at the special meeting, we will file articles of amendment to our articles of incorporation with the Secretary of State of Colorado in which Paragraph (d)(ii) of Article SEVENTH will be deleted in its entirety and replaced with the following:

(ii)           Any action required or permitted under Colorado law to be taken by the shareholders may be taken by the shareholders without a meeting as evidenced by the written consent of the shareholders holding at least a majority of all of the outstanding shares of the Corporation entitled to vote thereon, unless a greater percentage is required by Colorado law or these Articles.

If Proposal 3 is approved at the special meeting, we anticipate that we will file this amendment with the Secretary of State of Colorado promptly after the special meeting.  Our board of directors, however, reserves the right to delay the filing of this amendment to our articles of incorporation for up to 12 months following the date of approval of this Proposal 3 at the special meeting.  In addition, our board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to determine not to proceed with this amendment if, at any time prior to filing of the amendment in Colorado, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our shareholders to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting.  If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

For a shareholder proposal to be considered for inclusion in our proxy statement for the 201 3 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Transax International Limited
Attention: Corporate Secretary
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road
Waisha Town, Longhu District
Shantou, Guangdong, China  515023
Facsimile: (86) 754 83238998

Under Rule 14a-8, to be timely, a shareholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to shareholders in connection with the previous year’s annual meeting.  However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, shareholder proposals intended to be presented at the 201 3 annual meeting must be received by us at our principal executive office no later than April 30, 2013 in order to be eligible for inclusion in our 201 3 proxy statement and proxy relating to that meeting.  Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary at our principal executive offices located at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2011 annual report on Form 10-K /A with the SEC. Shareholders may obtain, free of charge, a copy of the 2011 Form 10-K /A by writing to us at South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary, or by faxing a communication to (86) 754 83228998.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Transax International Limited, South Part I-101, Nanshe Area, Pengnan Industrial Park, North Yingbinbei Road, Waisha Town, Longhu District, Shantou, Guangdong, China  515023, Attention: Corporate Secretary.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Wei Lin
Wei Lin, Chief Executive Officer
Shantou, Guangdong, China
October 29 , 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 20, 2012 AT 2 P.M.		Œ Please ensure you fold then detach and retain this portion of this Proxy Œ
CONTROL ID:	XXXXXXX
PROXY ID:	XXXXXXX
PASSWORD:	XXXXXXX

The undersigned, a shareholder of Transax International Limited (the “Company", hereby revoking any proxy heretofore given, does hereby appoint Dore Scott Perler proxy, with power of substitution, for and in the name of the undersigned to attend the special meeting of shareholders of the Company to be held at 431 Fairway Drive, Suite 200, Deerfield Beach, FL  33441, on November 20 , 2012 beginning at 2 p.m ., local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by fax, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Cardpromptly using the postage paid envelope enclosed.
FAX:	Complete the reverse portion of this Proxy Cardand Fax to 202-521-3464.
PHONE:	1-866-752-VOTE

ISSUER SERVICES – PROXY DEPT. 201 Shannon Oaks Circle Suite 105 Cary, NC 27511-5570
ABC HOLDER 400 MY STREET CHICAGO, IL 60605

special meeting of shareholders of transax international limited proxy solicated on behalf of the board of directors	please complete, date, sign and return promptly in the enclosed envelope. pleas mark your vote in blue or blank ink as show here: ☒

proposal 1	for	against	abstain
to approve articles of amendment to the articles of incorporation to change the name of the company to “big tree group, inc.”	☐	☐	☐	control id:
proposal 2	for	against	abstain
to approve articles of amendment to the articles of incorporation to effect a 1:700 reverse stock split of the outstanding common stock	☐	☐	☐	control id:
proposal 3	for	against	abstain
to approve articles of amendment to the articles of incorporation to action by shareholders by majority written consent	☐	☐	☐	control id:
the board of directors recommends a vote “for” proposals 1, 2 and 3.

this proxy, when properly executed, will be voted as directed by the shareholder(s).  if no such directions are made, the proxy will be voted “for” proposal 1, “for” proposal 2 and “for” proposal 3.  if other business is properly brought before the meeting, the proxy will vote in accordance with his best judgment.

mark “x” if you plan to attend the meeting: ☐

mark here for an address change ☐
new address if applicable:
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important; please sign as your name or names appear on this proxy.  when shares are held jointly, each holder should sign.  when signing as executor, administrator, attorney, trustee or guardian, please give full tile as such.  if signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such.  if signer is a partnership, please sign in the partnership’s name by authorized person.

dated: ____________________, 2012

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(print name of shareholder and/or joint tenant)

__________________________________________
(signature of shareholder)

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(second signature if held jointly)

Consent of Independent Registered Public Accounting Firm

Transax International Limited
South Part I-101
Nanshe Area, Pengnan Industrial Park
North Yingbinbei Road, Waisha Town
Longhu District, Shantou, Guangdong, China  515023

We hereby consent to the inclusion in the proxy statement on Schedule 14A of our report dated January 5, 2012 on the balance sheets of Shantou Big Tree Toys Co., Ltd. as of December 31, 2010 and 2009 and the related statements of operations and comprehensive income, stockholders' equity and cash flows for the years then ended.

/s/ Sherb & Co., LLP
Sherb & Co., LLP
Certified Public Accountants

Boca Raton, Florida
[October 29], 2012